UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2008

K-SEA TRANSPORTATION PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-31920	20-0194477
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

One Tower Center Boulevard, 17th Floor
East Brunswick, New Jersey		08816
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (732) 565-3818

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 20, 2008, K-Sea Transportation Partners L.P. (the “Partnership”) announced the semi-retirement of John J. Nicola, the Chief Financial Officer of K-Sea General Partner GP LLC (the “Company”), the general partner of the general partner of the Partnership, effective November 28, 2008.  Under the terms of an Employment and Retirement Agreement (the “Employment and Retirement Agreement”), Mr. Nicola will serve on a part-time basis as a Special Advisor to the President until November 28, 2010.  The Employment and Retirement Agreement provides for, among other things, a base salary and changes to the vesting schedule of phantom units awarded to Mr. Nicola under the Partnership’s Long-Term Incentive Plan.  During the term of the Employment and Retirement Agreement, Mr. Nicola will also be eligible to participate in the Partnership’s benefit programs.  This report contains only a summary of the Employment and Retirement Agreement. The summary does not purport to be a complete summary of the Employment and Retirement Agreement and is qualified in its entirety by reference to such agreement, which is filed as Exhibits 10.1 hereto and incorporated herein by reference.

Also on November 20, 2008, the Partnership announced that Terrence P. Gill will become the Chief Financial Officer of the Company, effective November 28, 2008.  Mr. Gill, 40, has served as our Corporate Controller since July 2003, and has served as Controller of EW Transportation LLC since May 2000.  From November 1996 to May 2000, Mr. Gill was employed by PricewaterhouseCoopers LLP, most recently as an audit manager.  Mr. Gill is a certified public accountant.  Mr. Gill will receive a base salary of $190,000 per year and be eligible to participate in the Partnership’s bonus and benefit programs for executive officers.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits.

		10.1	Employment and Retirement Agreement, dated November 20, 2008 but effective as of November 28, 2008, between John J. Nicola and K-Sea Transportation Inc.

		99.1	Press Release dated November 20, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K-SEA TRANSPORTATION PARTNERS L.P.

	By:	K-SEA GENERAL PARTNER L.P.,
its general partner

		By:	K-SEA GENERAL PARTNER GP LLC, its general partner

Date November 25, 2008		By:	/s/ John J. Nicola
John J. Nicola
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

10.1	Employment and Retirement Agreement, dated November 20, 2008 but effective as of November 28, 2008, between John J. Nicola and K-Sea Transportation Inc.

99.1	Press Release dated November 20, 2008.